UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2019

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Via Marco D’Aviano, 2, Milano MI, Italy		20131
(Address of Principal Executive Offices)		(Zip Code)

+39 02 288 5841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Kaleyra, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K (“Amendment No. 1”) to amend its Current Report on Form 8-K, as originally filed with the U.S. Securities and Exchange Commission on December 2, 2019 (the “Original Form 8-K”), solely for the purpose of filing a material agreement as Exhibit 10.34 to the Original Form 8-K and to revise the exhibit index in Item 9.01 of the Original Form 8-K to reflect the inclusion of Exhibit 10.34.

Except as noted above, this Amendment No. 1 does not modify or update in any way the disclosures made in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

2.1+	Stock Purchase Agreement, dated as of February 22, 2019 (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K as filed with the SEC on February 26, 2019).

2.2+	Amendment No. 1 to Stock Purchase Agreement, dated as of September 24, 2019 (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K as filed with the SEC on September 24, 2019).

2.3+	Amendment No. 2 to Stock Purchase Agreement, dated November 23, 2019 (Incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K as filed with the SEC on November 25, 2019).

2.4+	Stock Purchase Agreement, dated as of July 31, 2018, by and among Buc Mobile, Inc., Ipai Terry Hsiao, and the Sellers.

2.5*+	Share Purchase and Shareholders Agreement, dated October 15, 2016, as amended, by and among Ubiquity SRL, Solutions Infini Technologies (India) Private Limited and the Sellers.

3.1+	Second Amended and Restated Certificate of Incorporation of Kaleyra, Inc.

3.2+	Amended and Restated Bylaws of Kaleyra, Inc.

4.1+	Specimen Common Stock Certificate.

4.2+	Specimen Warrant Certificate.

10.1+	Amended and Restated Registration Rights Agreement, dated November 25, 2019.

10.2+	Warrant Agreement between Continental Stock Transfer & Trust Company and GigCapital, Inc. (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K as filed with the SEC on December 12, 2017).

10.3+	Forward Share Purchase Agreement, dated September 27, 2019, by and among the Company, Greenhaven Road Capital Fund 1, LP, and Greenhaven Road Capital Fund 2, LP (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on September 27, 2019).

10.4+	Forward Share Purchase Agreement, dated October 1, 2019, by and between the Company and Kepos Alpha Fund L.P. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on October 2, 2019).

10.5+	Amendment to Forward Share Purchase Agreement, dated October 2, 2019, by and between the Company and Kepos Alpha Fund L.P. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on October 3, 2019).

10.6+	Forward Share Purchase Agreement, dated November 19, 2019, by and between GigCapital, Inc. and Glazer Capital, LLC (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on November 20, 2019).

10.7+	Forward Share Purchase Agreement, dated November 19, 2019, by and between GigCapital, Inc. and Yakira Capital Management, Inc. (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K as filed with the SEC on November 20, 2019).

10.8+	Form of Amended Extension Note, dated November 25, 2019 (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on November 25, 2019).

Exhibit Number	Description

10.9+	Form of Amended Working Capital Note, dated November 25, 2019 (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K as filed with the SEC on November 25, 2019).

10.10#+	Kaleyra, Inc. 2019 Equity Incentive Plan.

10.11#+	Kaleyra, Inc. 2019 Form of RSU award agreement.

10.12#+	Kaleyra, Inc. 2019 Form of Incentive Stock Option award agreement.

10.13#+	Kaleyra, Inc. 2019 Form of Nonstatutory Stock Option award agreement.

10.14+	Form of Notes, attached as an exhibit to the Stock Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K as filed with the SEC on February 26, 2019).

10.15+	Form of Cash Consideration Notes, attached as an exhibit to Amendment No. 2 to Stock Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.3 (Incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K as filed with the SEC on November 25, 2019).

10.16†+	Loan Contract, dated as of July 23, 2018, by and between Kaleyra and Intesa Sanpaolo S.p.A.

10.17+	Loan Contract, dated as of April 10, 2019, by and between Kaleyra and Unione di Banche Italiane S.p.A.

10.18†+	Loan Contract, dated as of April 10, 2019, by and between Kaleyra and Banca Monte dei Paschi di Siena

10.19+	Loan Contract, dated as of April 30, 2019, by and between Kaleyra and Banco BPM S.p.A.

10.20+	Loan Contract, dated as of July 23, 2019, by and between Kaleyra and Banco BPM S.p.A.

10.21+	Loan Contract, dated as of July 25, 2019, by and between Kaleyra and Intesa Sanpaolo S.p.A.

10.22+	Deed of Renegotiation of an Unsecured Loan into a Current Loan, dated as of July 25, 2019, by and between Kaleyra and Intesa Sanpaolo S.p.A.

10.23†+	Loan Contract, dated as of August 2, 2019, by and between Kaleyra and UniCredit S.p.A.

10.24+	Addendum to Loan Contract, dated as of August 2, 2019, by and between Kaleyra and UniCredit S.p.A.

10.25**†+	Premium SMS Agreement, dated as of September 15, 2010, by and between Ubiquity S.r.l. (the predecessor to Kaleyra) and Telecom Italia S.p.A.

10.26**+	Amendment to Premium SMS Agreement, dated as of December 1, 2011, by and between by and between Ubiquity S.r.l. and Telecom Italia S.p.A.

10.27**+	Amendment to Premium SMS Agreement, dated as of August 1, 2012, by and between by and between Ubiquity S.r.l. and Telecom Italia S.p.A.

10.28**+	Amendment to Premium SMS Agreement, dated as of December 10, 2014, by and between by and between Ubiquity S.r.l. and Telecom Italia S.p.A.

10.29**+	Amendment to Premium SMS Agreement, dated as of May 20, 2016, by and between by and between Ubiquity S.r.l. and Telecom Italia S.p.A.

10.30**+	Amendment to Premium SMS Agreement, dated as of May 22, 2018, by and between by and between Kaleyra and Telecom Italia S.p.A.

10.31†+	Loan Contract, dated as of February 15, 2017, by and between Ubiquity S.r.l. and Unione di Banche Italiane S.p.A.

10.32†+	Loan Contract, dated as of May 29, 2015, by and between Ubiquity S.r.l. and Finlombarda S.pA.

10.33**†+	Loan Agreement, dated as of July 27, 2017, by and between Ubiquity S.r.l. and UniCredit S.p.A.

10.34**†	Loan Contract, dated as of September 28, 2016, by and between Ubiquity S.r.l. and Simest S.p.A.

16.1+	Letter from KPMG S.p.A. to the SEC, dated December 2, 2019.

99.1+	Audited balance sheet of GigCapital, Inc. as of September 30, 2019 and 2018, and the related statements of operations, stockholders’ equity, and cash flows for the year ended September 30, 2019 and for the period from October 9, 2017 (date of inception) to September 30, 2018.

Exhibit Number	Description

99.2+	Unaudited condensed consolidated financial statements of Kaleyra S.p.A. as of September 30, 2019, and for the three and the nine months ended September 30, 2019 and 2018.

99.3+	Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2019 and for the twelve months ended September 30 2019.

*

Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

#	Indicates a management contract or compensatory plan, contract or arrangement.
**

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of this Exhibit to the SEC upon request.

†

Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted materials to the SEC upon request.

+	Previously filed with the Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2019

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President